                                                               ANNUAL REPORT FOR
                                                                      YEAR ENDED
                                                               NOVEMBER 30, 1995

[logo] M F S (SM)
THE FIRST NAME IN MUTUAL FUNDS

MFS(R) GOLD & NATURAL RESOURCES FUND

Front cover
A photo of computer keyboard.

MFS(R)  GOLD  &  NATURAL  RESOURCES  FUND

TRUSTEES                                             SECRETARY
A. Keith Brodkin* - Chairman and President           Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),           ASSISTANT  SECRETARY
Massachusetts Financial Services Company;            James R. Bordewick, Jr.*
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                              CUSTODIAN
Marshall N. Cohan - Private Investor                 State Street Bank and Trust Company
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;               AUDITORS
Professor of Surgery, Harvard Medical School         Deloitte & Touche LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;              INVESTOR  INFORMATION
Chairman, Bank of N.T. Butterfield & Son Ltd.        For MFS stock and bond market outlooks,
Abby M. O'Neill - Private Investor;                  call toll free: 1-800-637-4458 anytime from
Director, Rockefeller Financial Services, Inc.       a touch-tone telephone.
(investment adviser)                                 For information on MFS mutual funds,
Walter E. Robb, III - President and Treasurer,       call your financial adviser or, for an
Benchmark Advisors, Inc. (corporate financial        information kit, call toll free:
consultants); President, Benchmark Consulting        1-800-637-2929 any business day from
Group, Inc. (office services); Trustee,              9 a.m. to 5 p.m. Eastern time (or leave
Landmark Funds (mutual funds)                        a message anytime).
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                   INVESTOR  SERVICE
Massachusetts Financial Services Company             MFS Service Center, Inc.
Jeffrey L. Shames* - President and Director,         P.O. Box 2281
Massachusetts Financial Services Company             Boston, MA 02107-9906
J. Dale Sherratt  - President, Insight Resources,    For general information, call toll free:
Inc. (acquisition planning specialists)              1-800-225-2606 any business day from
Ward Smith - Former Chairman (until 1994),           8 a.m. to 8 p.m. Eastern time.
NACCO Industries; Director, Sundstrand               For service to speech- or hearing-impaired,
Corporation                                          call toll free: 1-800-637-6576 any business
                                                     day from 9 a.m. to 5 p.m. Eastern time.
INVESTMENT  ADVISER                                  (To use this service, your phone must be
Massachusetts Financial Services Company             equipped with a Telecommunications Device for
500 Boylston Street                                  the Deaf.)
Boston, MA 02116-3741                                For share prices, account balances and
                                                     exchanges, call toll free: 1-800-MFS-TALK
DISTRIBUTOR                                          (1-800-637-8255) anytime from a touch-tone
MFS Fund Distributors, Inc.                          telephone.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO  MANAGER
Constantinos Mokas*                                   ----------------------------------------------------
                                                                             TOP-RATED SERVICE
TREASURER                                                     DALBAR         For the second year in a
W. Thomas London*                                                            row, MFS earned a
                                                           MFS  #1  MFS      #1 ranking in
ASSISTANT  TREASURER                                                         DALBAR, Inc.'s
James O. Yost*                                                DALBAR         Broker/Dealer Survey,
                                                                             Main Office Operations
                                                      Service Quality category. The firm achieved a 3.49
                                                      overall score - on a scale of 1 to 4 - in the 1995
                                                      survey. A total of 71 firms responded, offering input
                                                      on the quality of service they receive from 36 mutual
                                                      fund companies nationwide. The survey contained
                                                      questions about service quality in 17 categories,
                                                      including "knowledge of phone service contacts,"
                                                      "accuracy of transactions processing," and "overall
                                                      ease of doing business with the firm."
                                                      ----------------------------------------------------

*Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
For the fiscal year ended November 30, 1995, the Fund's Class A and Class B shares reported total returns of -2.95% and -3.87%, respectively (including the reinvestment of distributions but excluding the effects of any sales charges). This compares to a return of -0.1% for the Financial Times Gold Mines Index (the Index), an unmanaged index designed to reflect the performance in international markets of companies engaged primarily in gold mining.

Economic Outlook
Moderate, but sustainable, growth has been the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Stock Market
After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy
During the 12-month period from November 30, 1994 to November 30, 1995, the Fund and the Index were impacted by dramatically divergent country performance. Specifically, the North American component of the Index increased by 16.5%, while Africa and Australia declined by 23% and 3.8%, respectively. The Fund underperformed the Index because its African weighting, although underweighted versus the Index, was concentrated in South Africa, where the Johannesburg Stock Exchange Gold Index underperformed the African component of the Index. Weakness in Africa was related to labor unrest, which led to lower production than expected. The strength in North American stocks was driven by a 1.9% increase in the price of gold and lower production costs.

    For the second straight year, gold prices showed little volatility, reflecting modest inflation. Currently, fundamentals for gold are reasonably favorable, with increased jewelry demand, especially from China and India. On the supply side, we believe mine production could decline in 1995 following a drop in 1994. Production in 1996 should be relatively flat, driven by lower South African output. The sharp increase in gold-lease rates is a reflection of the current supply/demand imbalance. Economic characteristics are mixed, with falling interest rates being offset by modest expectations for inflation. Reflecting this outlook, the Fund remains fully invested in precious-metal-related securities.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin           /s/ Constantinos Mokas
A. Keith Brodkin,              Constantinos Mokas,
Chairman and President         Portfolio Manager

December 13, 1995

PORTFOLIO  MANAGER  PROFILE

A graduate of Dartmouth College and the Amos Tuck School of Business Administration of Dartmouth College, Constantinos Mokas began his career at MFS in 1990 as an industry specialist and was named Assistant Vice President in 1994. He became the Portfolio Manager for MFS Gold & Natural Resources Fund in December 1994.

OBJECTIVE  AND  POLICY

The Fund seeks to provide long-term capital appreciation and preservation of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective.

The Fund intends to invest in securities (including common stocks, convertible debt securities and precious metals and natural resources indexed debt and equity securities) of companies which are engaged in, or which receive revenue or income from other companies engaged in: exploring for, developing, pro-cessing, fabricating, producing, distributing, dealing in or owning gold or other precious metals, nonprecious metals or minerals or other natural resources; the development of technologies for the production or use of natural resources; the furnishing of technology, equipment, supplies or services to the natural resources industry; or gold mine or other natural resources finance. The Fund may also invest in gold and other precious metals, bullion and warrants to purchase such bullion.

TAX  FORM  SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS Gold & Natural Resources Fund Class B shares in comparison to various market indicators. Fund results in the graph do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Please note that effective September 7, 1993, Class A shares were offered. Information on Class A share performance appears on the next page.

GROWTH  OF  A  HYPOTHETICAL  $10,000  INVESTMENT
(For the Period from August 1, 1988 to November 30, 1995)

Line graph representing the growth of a $10,000 investment for the eight-year period ended November 30, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked in 12-month segments from 1988 to 1995. There are three lines drawn to scale. One is a solid line representing MFS Gold & Natural Resources Fund (Class B), a second line of short dashes represents the S&P 500, a third line of medium-short dashes represents the Consumer Price Index.

MFS Gold & Natural Resources Fund (Class B)                    $ 8,982
S&P 500                                                        $27,956
Consumer Price Index                                           $12,984

AVERAGE  ANNUAL  TOTAL  RETURNS
                                                                    Life of
                                                                      Class
                                                                    through
                                       1 Year   3 Years   5 Years  11/30/95
------------------------------------------------------------------------------
MFS Gold & Natural Resources
  Fund (Class A)
  including 5.75% sales charge        - 8.51%     --        --      - 1.93%*
------------------------------------------------------------------------------
MFS Gold & Natural Resources
  Fund (Class A)
  at net asset value                  - 2.95%     --        --      + 0.72%*
------------------------------------------------------------------------------
MFS Gold & Natural Resources
  Fund (Class B)
  with CDSC+                          - 7.72%   + 4.76%   + 2.96%   - 1.45%++
------------------------------------------------------------------------------
MFS Gold & Natural Resources
  Fund (Class B)
  without CDSC                        - 3.87%   + 5.66%   + 3.32%   - 1.45%++
------------------------------------------------------------------------------
Standard & Poor's 500 Composite
  Index(++)                           +36.93%   +15.05%   +16.76%   +15.05%**
------------------------------------------------------------------------------
Consumer Price Index(S)               + 2.61%   + 2.65%   + 2.80%   + 3.62%**
------------------------------------------------------------------------------
* For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1995.
+ These returns reflect the applicable Class B CDSC of 4%, 3% and 2% for the 1-, 3- and 5-year periods, respectively, and 0% for the period commencing August 1, 1988.
++   For the period from the commencement of offering of Class B shares,
     August 1, 1988 to November 30, 1995.
(++) The Standard & Poor's 500 Composite Index is a popular, unmanaged index of common stock performance.
**   Benchmark comparisons begin on August 1, 1988.
(S)  The Consumer Price Index is a popular measure of change in prices.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

PORTFOLIO  OF  INVESTMENTS - November 30, 1995
Common  Stocks - 94.0%
-----------------------------------------------------------------------------
Issuer                                                    Shares        Value
-----------------------------------------------------------------------------
Precious Metals and Minerals - U.S. - 30.5%
  Amax Gold, Inc.(+)                                     185,000  $ 1,179,375
  Battle Mountain Gold Co.                               120,000    1,065,000
  Freeport - McMoRan Copper & Gold, Inc.                  40,000    1,080,000
  Hecla Mining Co.(+)                                     90,000      652,500
  Homestake Mining Co.                                    40,000      660,000
  Newmont Mining Corp.                                    55,000    2,371,875
  Santa Fe Pacific Gold Co.                               60,000      720,000
  Stillwater Mining Co.(+)                               40,000      685,000
                                                                  -----------
                                                                  $ 8,413,750
-----------------------------------------------------------------------------
Precious Metals and Minerals - Canada - 30.8%
  Agnico-Eagle Mines Ltd.                                 70,000  $   875,000
  Barrick Gold Corp.                                      80,000    2,110,000
  Euro Nevada Mining Corp. Ltd.                           40,000    1,486,278
  Placer Dome, Inc.                                       75,000    1,856,250
  Southern Africa Minerals Corp.(+)                      400,000      294,312
  TVX Gold, Inc.(+)*                                     275,000    1,856,250
                                                                  -----------
                                                                  $ 8,478,090
-----------------------------------------------------------------------------
Precious Metals and Minerals - Australia - 9.4%
  Newcrest Mining                                        150,000  $   676,228
  Nuigini Mining Ltd.(+)                                 100,000      170,821
  Placer Pacific                                         300,000      641,693
  Poseidon Gold Ltd.                                     300,000      583,762
  Western Mining Holding, ADS                             75,000      502,994
                                                                  -----------
                                                                  $ 2,575,498
-----------------------------------------------------------------------------
Precious Metals and Minerals - South Africa - 23.3%
  Ashanti Goldfields Co.#(+)                              32,500  $   593,125
  Driefontein Consolidated, ADR                           45,000      472,500
  Free State Consolidated Gold Mines Ltd., ADR           100,000      800,000
  Hartebeestfontein Gold Mining Co. Ltd., ADR            185,000      462,500
  Kloof Gold Mining Ltd., ADR                             95,000      908,437
  Rustenburg Platinum Holdings Ltd., ADR                  15,305      264,011
  Vaal Reefs Exploration & Mining Co. Ltd.,
    ADR                                                  100,000      656,250
  Western Areas Gold Mining Ltd., ADR                    100,000    1,625,000
  Western Deep Levels Ltd., ADR                           20,000      630,000
                                                                  -----------
                                                                  $ 6,411,823
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $27,601,611)                $25,879,161
-----------------------------------------------------------------------------
Short-Term  Obligations - 3.2%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
  Melville Corp., 5.88%, due 12/01/95, at
    Amortized Cost                                        $  885  $   885,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost,
$28,486,611)                                                      $26,764,161
Other  Assets,  Less  Liabilities - 2.8%                              771,285
=============================================================================
Net Assets - 100.0%                                               $27,535,446
-----------------------------------------------------------------------------
(+) Non-income producing security.
 *  Restricted security.
 #  SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
November 30, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $28,486,611)           $26,764,161
  Cash                                                                 1,591
  Receivable for Fund shares sold                                    970,534
  Dividends and interest receivable                                   18,457
  Receivable from investment adviser                                  64,773
  Other assets                                                           475
                                                                 -----------
      Total assets                                               $27,819,991
                                                                 -----------
Liabilities:
  Payable for Fund shares reacquired                             $   175,301
  Payable to affiliates -
    Management fee                                                       554
    Shareholder servicing agent fee                                      151
    Distribution fee                                                   9,825
  Accrued expenses and other liabilities                              98,714
                                                                 -----------
      Total liabilities                                          $   284,545
                                                                 -----------
Net assets                                                       $27,535,446
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $32,067,047
  Unrealized depreciation on investments and translation of
    assets
    and liabilities in foreign currencies                         (1,722,456)
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (2,779,679)
  Accumulated net investment loss                                    (29,466)
                                                                 -----------
      Total                                                      $27,535,446
                                                                 ===========
Shares of beneficial interest outstanding                         5,017,733
                                                                 ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $6,328,189 / 1,131,379 shares of
      beneficial interest outstanding)                             $5.59
                                                                   =====
  Offering price per share (100/94.25)                             $5.93
                                                                   =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $21,207,257 / 3,886,354 shares of
      beneficial interest outstanding)                             $5.46
                                                                   =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended November 30, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $   446,170
    Interest                                                           82,455
                                                                  -----------
      Total investment income                                     $   528,625
                                                                  -----------
  Expenses -
    Management fee                                                $   234,960
    Trustees' compensation                                             41,564
    Shareholder servicing agent fee (Class A)                           8,174
    Shareholder servicing agent fee (Class B)                          56,934
    Distribution and service fee (Class B)                            258,788
    Printing                                                           47,979
    Auditing fees                                                      33,975
    Custodian fee                                                      20,780
    Postage                                                            11,911
    Legal fees                                                          3,509
    Miscellaneous                                                      71,105
                                                                  -----------
      Total expenses                                              $   789,679
    Reduction of expenses by investment adviser                       (64,773)
                                                                  -----------
      Net expenses                                                $   724,906
                                                                  -----------
        Net investment loss                                       $  (196,281)
                                                                  ===========
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $(1,624,130)
    Foreign currency transactions                                        (281)
                                                                  -----------
      Net realized loss on investments and foreign currency
        transactions                                              $(1,624,411)
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $   417,935
    Translation of assets and liabilities in foreign currencies            (6)
                                                                  -----------
      Net unrealized gain on investments                          $   417,929
                                                                  -----------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(1,206,482)
                                                                  -----------
          Decrease in net assets from operations                  $(1,402,763)
                                                                  ===========

See notes to financial statements

Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
Year Ended November 30,                                   1995           1994
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                             $   (196,281)  $   (257,017)
  Net realized loss on investments and foreign
    currency transactions                           (1,624,411)      (982,244)
  Net unrealized gain (loss) on investments and
    foreign
    currency translation                               417,929     (4,815,973)
                                                  ------------   ------------
    Decrease in net assets from operations        $ (1,402,763)  $ (6,055,234)
                                                  ------------   ------------
Distributions declared to shareholders -
  From net realized gain on investments and
foreign currency transactions                     $    --        $   (199,908)
  Tax return of capital                                --             (59,378)
                                                  ------------   ------------
    Total distributions declared to shareholders  $    --        $   (259,286)
                                                  ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $ 70,516,741   $ 77,699,674
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                                   --             231,545
  Cost of shares reacquired                        (73,995,431)   (65,177,978)
                                                  ------------   ------------
    Increase (decrease) in net assets from Fund
      share transactions                          $ (3,478,690)  $ 12,753,241
                                                  ------------   ------------
      Total increase (decrease) in net assets     $ (4,881,453)  $  6,438,721
Net assets:
  At beginning of period                            32,416,899     25,978,178
                                                  ------------   ------------
  At end of period (including accumulated net
    investment loss of $29,466 and $22,892,
    respectively)                                 $ 27,535,446   $ 32,416,899
                                                  ============   ============

See notes to financial statements

Financial  Highlights
-----------------------------------------------------------------------------------------------------------------------
Year Ended November 30,                1995           1994        1993<F1>          1995           1994          1993
-----------------------------------------------------------------------------------------------------------------------
                                    Class A                                      Class B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                           $ 5.76         $ 6.54        $ 5.55          $ 5.68         $ 6.53         $ 4.67
                                     ------         ------        ------          ------         ------         ------
Income from investment
 operations<F5> -
  Net investment income
    (loss)<F6>                       $ 0.01         $ 0.01        $ 0.01          $(0.04)        $(0.06)        $(0.02)
  Net realized and unrealized
   gain (loss) on investments         (0.18)         (0.73)         0.98           (0.18)         (0.73)          1.88
                                     ------         ------        ------          ------         ------         ------
      Total from investment
       operations                    $(0.17)        $(0.72)       $ 0.99          $(0.22)        $(0.79)        $ 1.86
                                     ------         ------        ------          ------         ------         ------
Less distributions declared to
 shareholders -
  From net realized gain on
   investments                       $ --           $(0.05)       $ --            $ --           $(0.05)        $ --
  Tax return of capital                --            (0.01)         --              --            (0.01)          --
                                     ------         ------        ------          ------         ------         ------
      Total distributions
       declared to shareholders      $ --           $(0.06)       $ --            $ --           $(0.06)        $ --
                                     ------         ------        ------          ------         ------         ------
Net asset value - end of period      $ 5.59         $ 5.76        $ 6.54          $ 5.46         $ 5.68         $ 6.53
                                     ======         ======        ======          ======         ======         ======
Total return<F4>                    (2.95)%       (11.14)%        17.84%<F3>     (3.87)%       (12.24)%         39.83%
Ratios (to average net assets)/Supplemental data<F6>:
  Expenses                            1.43%          1.42%         1.43%<F2>       2.50%          2.49%          2.66%
  Net investment income (loss)        0.16%          0.14%         0.61%<F2>     (0.79)%        (0.83)%        (0.38)%
Portfolio turnover                      33%           142%          188%             33%           142%           188%
Net assets at end of period
 (000 omitted)                       $6,328         $3,695        $1,117         $21,207        $28,722        $24,861

<F1> For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
<F2> Annualized.
<F3> Not annualized.
<F4> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F5> Per share data for the periods subsequent to November 30, 1992 are based on average shares outstanding.
<F6> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income (loss) per  share and ratios would have been:
    Net investment loss              $ --           $(0.02)       $ --            $(0.05)        $(0.09)        $(0.04)
    Ratios (to average net assets):
      Expenses                        1.63%          1.84%         1.93%<F2>       2.71%          2.91%          3.15%
      Net investment income (loss)  (0.04)%        (0.27)%         0.11%<F2>     (1.00)%        (1.25)%        (0.87)%

See notes to financial statements

---------------------------------------------------------------------------------------------------
Year Ended November 30,              1992          1991           1990         1989        1988<F1>
---------------------------------------------------------------------------------------------------
                                  Class B
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                        $ 4.80        $ 4.68         $ 6.56       $ 5.88        $ 6.16
                                   ------        ------         ------       ------        ------
Income from investment
  operations -
  Net investment income
    (loss)(S)                      $(0.14)       $(0.11)        $(0.07)      $(0.04)       $ 0.03
  Net realized and
   unrealized gain (loss) on
   investments                       0.01          0.23          (1.81)        0.75         (0.31)
                                   ------        ------         ------       ------        ------
      Total from investment
       operations                  $(0.13)       $ 0.12         $(1.88)      $ 0.71        $(0.28)
                                   ------        ------         ------       ------        ------
Less distributions declared
  to shareholders from net
  investment income                $ --          $ --           $ --         $(0.03)       $ --
                                   ------        ------         ------       ------        ------
Net asset value - end of
  period                           $ 4.67        $ 4.80         $ 4.68       $ 6.56        $ 5.88
                                   ======        ======         ======       ======        ======
Total return                      (2.71)%         2.56%        (28.66)%      12.06%      (13.71)%<F2>
Ratios (to average net assets)/Supplemental data:
  Expenses                          4.09%         4.11%          3.88%        3.67%         3.00%<F2>
  Net investment income
    (loss)                        (2.39)%       (2.19)%        (2.04)%      (1.15)%         0.94%<F2>
Portfolio turnover                   189%          135%           114%          92%           12%
Net assets at end of period
  (000 omitted)                    $6,432        $7,056         $7,207       $4,795        $1,778

<F1> For the period from the commencement of investment operations, August 1, 1988 to November 30, 1988.
<F2> Annualized.

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS

(1) Business  and  Organization
MFS Gold & Natural Resources Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1995, $189,707 and $1,150 were reclassified from accumulated net investment loss and accumulated net realized loss on investments, respectively, to paid-in capital due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At November 30, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $2,725,073, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2003 ($1,781,104) and November 30, 2002 ($943,969).

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,989 for the year ended November 30, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $3,484 for the year ended November 30, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments will commence under the distribution plan on such date that the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million.

The Class B distribution plan provides that the Fund will pay MFD a monthly distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,344 for Class B shares for the year ended November 30, 1995. Fees incurred under the distribution plan during the year ended November 30, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1995 were $0 and $85,060 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $9,841,830 and $13,047,765, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $28,523,114
                                                                ===========
Gross unrealized depreciation                                   $(4,168,743)
Gross unrealized appreciation                                     2,409,790
                                                                -----------
  Net unrealized depreciation                                   $(1,758,953)
                                                                ===========
(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares
Year Ended November  1995                          1994
30,                  ---------------------------   --------------------------
                          Shares          Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold            5,439,951    $ 31,316,326     2,907,898   $ 19,655,097
Shares issued to
 shareholders in
 reinvestment of
 distributions           --             --               2,239         15,848
Shares reacquired     (4,950,704)    (28,287,454)   (2,438,784)   (16,234,794)
                       ---------    ------------     ---------   ------------
  Net increase           489,247    $  3,028,872       471,353   $  3,436,151
                       =========    ============     =========   ============


Class B Shares
Year Ended November  1995                          1994
30,                  ---------------------------   --------------------------
                          Shares          Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold            7,007,971    $ 39,200,415     8,675,307   $ 58,044,577
Shares issued to
shareholders in
 reinvestment of
distributions            --             --              30,556        215,697
Shares reacquired     (8,180,833)    (45,707,977)   (7,456,173)   (48,943,184)
                       ---------    ------------     ---------   ------------
  Net increase
    (decrease)        (1,172,862)   $ (6,507,562)    1,249,690   $  9,317,090
                     ===========    ============   ===========   ============

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1995 was $381.

(7) Financial  Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not invest in any such obligations during the year ended November 30, 1995.

(8) Restricted  Securities
The Fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1995, the Fund owned the following restricted securities (constituting 8.90% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

Description             Date of Acquisition    Shares         Cost       Value
------------------------------------------------------------------------------
Ashanti Goldfields Co.             12/22/94    32,500   $  698,750  $  593,125
TVX Gold, Inc.                      6/28/93   275,000    2,028,680   1,856,250
                                                                    ----------
                                                                    $2,449,375
                                                                    ==========

INDEPENDENT  AUDITORS'  REPORT

To the Trustees of MFS Series Trust II and the Shareholders of
MFS Gold & Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Gold & Natural Resources Fund (one of the series constituting MFS Series Trust II) as of November 30, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1995 and 1994, and the financial highlights for each of the years in the eight-year period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Gold & Natural Resources Fund at November 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
January 5, 1996

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) GOLD &
NATURAL RESOURCES FUND

500 Boylston Street
Boston, MA 02116

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